UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2011

Investors Capital Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	1-16349	04-3284631
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Broadway East Lynnfield, MA 01940
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 949-1422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement

On July 28, 2011, Investors Capital Holdings, Ltd. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Theodore E. Charles, the Company’s Chairman, Chairman of the Board, Director and Former Chief Executive Officer, Janice M. Charles, the spouse of Theodore E. Charles, Allison Charles, the Company’s Director of Practice Management and daughter of Mr. and Mrs. Charles, The Charles Family Charitable Foundation, a trust of which Theodore E. Charles and Janice M. Charles are co-trustees, The Allison A. Charles Irrevocable Trust, a trust of which Daniel Carragher, who is the brother of Janice M. Charles, is the sole trustee, The Amanda J. Charles Irrevocable Trust, a trust of which Daniel Carragher is the sole trustee (collectively, the “Selling Stockholders”), Investors Capital Corp. (the “Underwriter”) and Sterne, Agee & Leach, Inc. (to act as a “qualified independent underwriter” (within the meaning of FINRA Rule 5121)).

Pursuant to the terms of the Underwriting Agreement, the Selling Stockholders agreed to sell to the public an aggregate of 3,608,820 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share. The Shares are being offered, through the Underwriter, to the public at $4.25 per Share, and the Selling Stockholders will pay the Underwriter a commission of 4.75% on the sales price of any and all Shares sold in this offering. Because the offering is being conducted on a “best efforts” basis, the Underwriter is not obligated to sell any specific number or dollar amount of Shares and is not required to purchase any Shares that are not sold to the public in the offering. Completion of the offering is not contingent upon the sale of a minimum number of Shares or the occurrence of any other event.

At the closing of the offering, the Underwriter will notify all prospective purchasers, directly or through a selected dealer, of the number of Shares to be purchased. The Underwriter will not purchase or otherwise take ownership of any Shares. Purchasers of Shares will be required to have an account either with the Underwriter or with a selected dealer in order to purchase Shares in the offering.

The net proceeds to the Selling Stockholders will be approximately $14.6 million after deducting underwriting discounts and commissions.

The Shares will be sold pursuant to a final prospectus supplement filed by the Company on July 28, 2011 with the Securities and Exchange Commission pursuant to Rule 423(b)(3) of the Securities Act of 1933, as amended, in connection with a registration statement filed by the Company on Form S−3 (File No. 333− 172551), which was declared effective on April 1, 2011.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and incorporated herein by reference.  The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 8.01. Other Events

On July 28, 2011, the Company issued a press release announcing the pricing of the offering of Shares by the Selling Stockholders. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits.

Number	Description
1.1

Underwriting Agreement dated as of July 28, 2011, by and among Investors Capital Holdings, Ltd., Theodore E. Charles, Janice M. Charles, Allison Charles, The Charles Family Charitable Foundation, The Allison A. Charles Irrevocable Trust, The Amanda J. Charles Irrevocable Trust, Investors Capital Corp.and Sterne, Agee & Leach, Inc.

99.1	Press Release dated July 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Investors Capital Holdings, Ltd.

By:	/s/ Timothy B. Murphy
Timothy B. Murphy, Chief Executive Officer

Date: July 28, 2011

EXHIBIT INDEX

Exhibit No.        Description

1.1                     Underwriting Agreement dated as of July 28, 2011, by and among Investors Capital Holdings, Ltd., Theodore E. Charles, Janice M. Charles, Allison Charles, The Charles Family Charitable Foundation, The Allison A. Charles Irrevocable Trust, The Amanda J. Charles Irrevocable Trust, Investors Capital Corp. and Sterne, Agee & Leach, Inc.

99.1                  Press Release dated July 28, 2011

Exhibit 1.1

3,608,820 Shares

Investors Capital Holdings, Ltd.

Underwriting Agreement

July 28, 2011

Investors Capital Corp.
230 Broadway East

Lynnfield, Massachusetts  01940

Ladies and Gentlemen:

            Introductory.  The persons named in Schedule A, annexed hereto and made a part hereof (each a “Selling Stockholder” and, collectively, the “Selling Stockholders”), propose to publicly offer (the “Offering”) with the assistance of Investors Capital Corp. (the “Underwriter”), on a best-efforts basis, an aggregate of 3,608,820 shares (the “Shares”) of Common Stock, par value $0.01 per share (the “Common Stock”), of Investors Capital Holdings, Ltd., a Delaware corporation (the “Company”).

            The Company and the Underwriter, in accordance with the requirements of Rule 5121 (“Rule 5121”) of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and subject to the terms and conditions stated herein, hereby confirm the engagement of the services of Sterne, Agee & Leach, Inc. and Sterne, Agee & Leach, Inc. hereby confirms its agreement to act as a “qualified independent underwriter” (within the meaning of Rule 5121), in connection with the offering and sale of the Shares.  Sterne, Agee & Leach, Inc., in its capacity as qualified independent underwriter and not otherwise, is referred to herein the “QIU.”

            The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-172551), which contains a base prospectus (the “Base Prospectus”), to be used in connection with the public offering and sale of the Shares under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), and the offering thereof from time to time in accordance with Rule 415 under the Securities Act.  Such registration statement, including the financial statements, exhibits and schedules thereto, in the form in which it became effective under the Securities Act, including any required information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act, is called the “Registration Statement.”  The term “Prospectus” shall mean the final prospectus supplement relating to the Shares, together with the Base Prospectus, that is first filed pursuant to Rule 424(b) after the date and time that this Agreement is executed (the “Execution Time”) by the parties hereto.  The term “Preliminary Prospectus” shall mean any preliminary prospectus supplement relating to the Shares, together with the Base Prospectus, that is first filed with the Commission pursuant to Rule 424(b).  Any reference herein to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents that are or are deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act prior to 5:30 p.m. New York time on July 27, 2011 (the “Applicable Time”).  All references in this Agreement to the Registration Statement, the Preliminary Prospectus, the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

       All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, the Prospectus or the Preliminary Prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Prospectus or the Preliminary Prospectus, as the case may be, prior to the Applicable Time; and all references in this Agreement to amendments or supplements to the Registration Statement, the Prospectus or the Preliminary Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), which is or is deemed to be incorporated by reference in the Registration Statement, the Prospectus or the Preliminary Prospectus, as the case may be, after the Applicable Time.

            The Company and the Selling Stockholders hereby confirm their respective agreements with the Underwriter and the QIU as follows:

Section 1.  Representations and Warranties of the Company.

(a)        The Company represents, warrants and covenants to the Underwriter and the QIU as follows:

            (i)    Compliance with Registration Requirements.  The Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission, and any request on the part of the Commission for additional information has been complied with.  The Registration Statement complies with the conditions to the use of Form S-3 in connection with the offering and sale of the Shares as contemplated hereby.  The Registration Statement meets, and the offering and sale of the Shares as contemplated hereby complies with, the requirements of Rule 415 under the Act.

At the respective times the Registration Statement and any post-effective amendments thereto (including the filing with the Commission of the Company’s Annual Report on Form 10-K for the year ended March 31, 2011 (the “Annual Report on Form 10-K”)) became effective, the Registration Statement and any amendments thereto (i) complied and will comply in all material respects with the requirements of the Securities Act, and (ii) did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  At the date of the Prospectus and at the Closing Date (as defined in Section 2(b) below), neither the Prospectus nor any amendments or supplements thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or any post-effective amendment or the Prospectus or any amendments or supplements thereto made in reliance upon and in conformity with information furnished to the Company in writing by either of Underwriter or the QIU, respectively, expressly for use therein, it being understood and agreed that the only such information furnished by the Underwriter or the QIU consists of the information described as such in Section 8 hereof.

Each Preliminary Prospectus and the Prospectus, at the time each was filed with the SEC, complied in all material respects with the Securities Act, and the Preliminary Prospectus and the Prospectus delivered to the Underwriter for use in connection with the offering of the Shares will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S‑T.

(ii)        Disclosure Package.  The term “Disclosure Package” shall mean (i) the Preliminary Prospectus dated April 1, 2011, the Preliminary Prospectus Supplement dated July 1, 2011, and the Prospectus Supplement dated July 28, 2011, (ii) the issuer free writing prospectuses as defined in Rule 433 of the Securities Act (each, an “Issuer Free Writing Prospectus”), if any, identified in Schedule B hereto, (iii) any other free writing prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package and (iv) a schedule indicating the number of Shares being sold and the price at which the Shares will be sold to the public.  As of the Applicable Time, the Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by the Underwriter or the QIU specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of the Underwriter or the QIU consists of the information described as such in Section 8 hereof.

(iii)       Incorporated Documents.  The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus (i) at the time they were or hereafter are filed with the Commission, or at the time they were amended prior to the Applicable Time, complied or will comply in all material respects with the requirements of the Exchange Act and (ii) when read together with the other information in the Disclosure Package, at the Applicable Time, and when read together with the other information in the Prospectus, at the date of the Prospectus and at the Closing Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(iv)       Company Not Ineligible Issuer.  (i) At the time of filing the Registration Statement and (ii) as of the date of the execution and delivery of this Agreement (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405 of the Securities Act), without taking account of any determination by the Commission pursuant to Rule 405 of the Securities Act that it is not necessary that the Company be considered an Ineligible Issuer.

(v)        Issuer Free Writing Prospectuses.  Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the offering of Shares under this Agreement or until any earlier date that the Company notified or notifies the Underwriter as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Preliminary Prospectus or the Prospectus.   If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Preliminary Prospectus or the Prospectus, the Company has promptly notified or will promptly notify the Underwriter and has promptly amended or supplemented or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict.  The foregoing two sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Underwriter or the QIU specifically for use therein, it being understood and agreed that the only such information furnished by the Underwriter or the QIU consists of the information described as such in Section 8 hereof.

(vi)       Distribution of Offering Material By the Company.  The Company has not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Underwriter’s distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Underwriter and included in Schedule C hereto or any electronic road show or other written communications reviewed and consented to by the Underwriter and listed on Schedule C hereto (collectively, “Company Additional Written Communication”).  Each such Company Additional Written Communication, when taken together with the Disclosure Package, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The preceding sentence does not apply to statements in or omissions from the Company Additional Written Communication based upon and in conformity with written information furnished to the Company by the Underwriter or the QIU specifically for use therein, it being understood and agreed that the only such information furnished by the Underwriter or the QIU consists of the information described as such in Section 8 hereof.

(vii)      No Applicable Registration or Other Similar Rights.  There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

            (viii)      The Underwriting Agreement.  This Agreement has been duly authorized, executed and delivered by the Company.

            (ix)       Authorization of the Shares.  The Shares have been duly authorized by the Company and are validly issued, fully paid and non-assessable by the Company.

(x)        Accuracy of Statements in Prospectus.  The statements in the Disclosure Package and the Prospectus, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

(xi)       No Material Adverse Change.  Except as otherwise disclosed in the Disclosure Package and the Prospectus, subsequent to the respective dates as of which information is given in the Disclosure Package:  (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, properties, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, nor entered into any material transaction or agreement; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(xii)      Independent Accountants.  Marcum LLP, who has expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of the Registration Statement and included in the Disclosure Package and the Prospectus, are or/and were, for all relevant time periods, independent public accountants with respect to the Company as required by the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder.

(xiii)      Preparation of the Financial Statements.  The financial statements together with the related notes thereto incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified.  Such financial statements comply as to form with the accounting requirements of the Securities Act and have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto.  No other financial statements are required to be included in the Registration Statement.  The selected financial data and the summary financial information, if any, included in the Preliminary Prospectus and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement, the Preliminary Prospectus and the Prospectus.

(xiv)     Incorporation and Good Standing of the Company and its Subsidiaries.  Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power and authority to own or lease, as the case may be, and operate its properties and to conduct its business as described in the Disclosure Package and the Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement.  Each of the Company and each subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a material adverse effect, on the condition, financial or otherwise, or on the earnings, business, properties, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (a “Material Adverse Effect”).  All of the issued and outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, are fully paid and non-assessable by the Company and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.  The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10‑K for the year ended March 31, 2011.

(xv)      Capitalization and Other Capital Stock Matters.  The authorized, issued and outstanding capital stock of the Company is as set forth in the Disclosure Package and the Prospectus (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Disclosure Package and the Prospectus or upon exercise of outstanding options or warrants described in the Disclosure Package and the Prospectus, as the case may be).  The Common Stock (including the Shares) conforms in all material respects to the description thereof contained in the Disclosure Package and the Prospectus.  All of the issued and outstanding shares of Common Stock (including the shares of Common Stock owned by Selling Stockholders) have been duly authorized and validly issued, are fully paid and non-assessable by the Company and have been issued in compliance with federal and state securities laws.  None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company.  There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Disclosure Package and the Prospectus.  The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, incorporated by reference in the Disclosure Package and the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

(xvi)     Listing.  The Shares are approved for listing on the NYSE AMEX.

(xvii)     Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required.  Neither the Company nor any of its subsidiaries is (i) in violation or in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under its charter or by‑laws, (ii) in Default under any indenture, mortgage, loan or credit agreement, deed of trust, note, contract, franchise, lease or other agreement, obligation, condition, covenant or instrument to which the Company or such subsidiary is a party or by which it may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”) or (iii) in violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except with respect to clauses (ii) and (iii) only, for such Defaults as would not, individually or in the aggregate, have a Material Adverse Effect.  The Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby, by the Disclosure Package and by the Prospectus (i) have been duly authorized by all necessary corporate action and will not result in any Default under the charter or by‑laws of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, and (iii) will not result in any violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having  jurisdiction over the Company or any of its subsidiaries or any of its or their properties.  No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby, by the Disclosure Package and by the Prospectus, except such as have been obtained or made or, as contemplated by this agreement, will be obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from FINRA.  As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(xviii)    No Material Actions or Proceedings.  Except as otherwise disclosed in the Disclosure Package and the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, threatened (i) against or affecting the Company or any of its subsidiaries, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary, or any officer or director of, or property owned or leased by, the Company or any of its subsidiaries and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to have a Material Adverse Effect or adversely affect the consummation of the transactions contemplated by this Agreement.

(xix)     Labor Matters.  No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the best of the Company’s knowledge, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that could have a Material Adverse Effect.

(xx)      Intellectual Property Rights.  The Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed in the Disclosure Package and the Prospectus to be conducted, except as would not be reasonably expected to have a Material Adverse Effect.  Except as set forth in the Disclosure Package and the Prospectus or as would not reasonably be expected to have a Material Adverse Effect, (a) no party has been granted an exclusive license to use any portion of such Intellectual Property owned by the Company; (b) to the best knowledge of the Company, there is no material infringement by third parties of any such Intellectual Property owned by or exclusively licensed to the Company; (c) there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any material Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and (e) there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company’s business as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

(xxi)     All Necessary Permits, etc.  Except as otherwise disclosed in the Disclosure Package and the Prospectus, the Company and each subsidiary possess such valid and current licenses, certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such license, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect.

(xxii)     Title to Properties.  Except as otherwise disclosed in the Disclosure Package and the Prospectus, the Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in subsection (xiii) above, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary.  The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

(xxiii)    Tax Law Compliance.  The Company and its subsidiaries have filed all necessary federal, state, local and foreign income and franchise tax returns in a timely manner and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except for any taxes, assessments, fines or penalties as may be being contested in good faith and by appropriate proceedings.  The Company has made appropriate provisions in the applicable financial statements referred to in subsection (xiii) above in respect of all federal, state, local and foreign income and franchise taxes for all current or prior periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined.

(xxiv)    Company Not an “Investment Company”.  The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”) and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

(xxv)    Insurance.  The Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes.

(xxvi)    No Restrictions on Dividends.  No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Disclosure Package and the Prospectus.

(xxvii)   No Price Stabilization or Manipulation.  The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

(xxviii)  Related Party Transactions.  There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Disclosure Package or the Prospectus that have not been described as required.

(xxix)    Sarbanes-Oxley Compliance.  There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(xxx)    Internal Controls and Procedures.  The Company maintains (i) effective internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act, as amended, and (ii) a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxxi)    No Material Weakness in Internal Controls.  Except as disclosed in the Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(xxxii)   Disclosure Controls.  The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15 under the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.  The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(xxxiii)  No Unlawful Contributions or Other Payments.  Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(xxxiv)  No Conflict with Money Laundering Laws.  The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(xxxv)   No Conflict with OFAC Laws.  Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds, to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xxxvi)  Environmental Laws.  The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xxxvii) ERISA Compliance.  None of the following events has occurred or exists:  (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to a Plan, determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees by any member of the Company that could have a material adverse effect on the Company; (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by any member of the Company that could have a Material Adverse Effect.  None of the following events has occurred or is reasonably likely to occur:  (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company compared to the amount of such contributions made in the Company’s most recently completed fiscal year; (ii) a material increase in the Company’s “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) compared to the amount of such obligations in the Company’s most recently completed fiscal year; (iii) any event or condition giving rise to a liability under Title IV of ERISA that could have a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of the Company related to their employment that could have a Material Adverse Effect.  For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which any member of the Company may have any liability.

            (xxxviii)            Investment Advisor Laws.  Other than Investors Capital Corp.  (“ICC”), which is registered with the Commission as an investment adviser and a broker-dealer, neither the Company nor any of its subsidiaries (A) is or has been registered or (B) is required or has been required to be registered or (C) as a result of the transaction contemplated by this Agreement, will be required to register, as an investment adviser under the Investment Advisers Act of 1940, as amended (the “IAA”), as a commodity trading advisor, a commodity pool operator or a futures commission merchant under the Commodity Exchange Act of 1936, as amended, as a broker or a dealer under the Exchange Act or under the Blue Sky or securities laws of any applicable jurisdiction or the rules and regulations thereunder, except for such registration under the Blue Sky or securities laws of any applicable jurisdiction or the rules and regulations thereunder the failure of which to have been complied with would not reasonably be expected to have a Material Adverse Effect. ICC (A) is duly registered as an investment adviser under the IAA and the rules, regulations and interpretations of the Commission thereunder and has been duly registered from the time such registration has been required, and such registration is, and has been from the time such registration was required, effective and in good standing, (B) is duly qualified as an investment adviser under the securities laws and the rules and regulations thereunder of each jurisdiction in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect; (C) has filed a Form ADV with the Commission in accordance with the IAA, which Form at the time of filing was, as amended and supplemented as of the date hereof is, and upon any required filing of a further amendment to reflect the sale of the Shares contemplated hereby shall be, in effect pursuant to the requirements of the IAA and accurate and complete in all material respects; (D) has (x) obtained all other necessary approvals; (y) made all filings, including reports and other documents and (z) made all disclosures and delivered all documents to be delivered to its clients, as required by the IAA and all applicable regulatory authorities to conduct its business, except for where the failure to do so would not reasonably be expected to have a Material Adverse Effect; (E) has not received any notification from any applicable regulatory authority to the effect that any additional approvals from such regulatory authority are needed to be obtained by ICC in any case where it could be reasonably expected that ICC would in fact be required either to obtain any such additional approvals or cease or otherwise limit engaging in certain business, except for such cessations or limitations of business which would not reasonably be expected to have a Material Adverse Effect; (F) has maintained in all material respects all books and other records required by the IAA and the rules, regulations and interpretations of the Commission thereunder, and each of such reports and other documents at the time created was, as amended and supplemented as of the date hereof is, and after consummation of the transactions contemplated hereby shall be, accurate and complete in all material respects; and (G) is in compliance in all material respects with the requirements of the applicable investment adviser laws and regulations of each jurisdiction which are applicable to ICC, and has filed all notices required to be filed thereunder. Each investment advisory agreement to which any of ICC is a party is, and following the consummation of the transactions contemplated by the Agreement will be, a valid and legally binding obligation of ICC and is in compliance with the applicable provisions of the IAA and the rules, regulations and interpretations of the Commission thereunder, and the applicable ICC is not, and following the consummation of the transactions contemplated by the Agreement will not be, in breach or violation of or in default under any such investment advisory agreement, except to the extent that any such noncompliance, breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect.

            (xxxix) Broker Dealer Matters.  ICC is registered as a broker-dealer with the Commission, is a member in good standing of FINRA and all other self-regulatory organizations of which it is or is required to be a member and is duly registered or qualified as a broker-dealer in each jurisdiction where the conduct of its business requires such registration or qualification, and such registrations, memberships or qualifications have not been suspended, revoked or rescinded and remain in full force and effect. All persons associated with ICC are duly registered with FINRA and each jurisdiction where the association of such persons with ICC requires such registration, and such registrations have not been suspended, revoked or rescinded and remain in full force and effect, except to the extent that the failure to be so registered would not reasonably be expected to have a Material Adverse Effect. The business activities engaged in by ICC are limited to retailing corporate equity securities over-the-counter, as set forth on its Form BD as filed with the Commission and enumerated in its FINRA membership agreement, and do not involve custody of customer funds or securities and ICC is not party to a clearing agreement other than the clearing agreement by and between the Underwriter and Pershing LLC, a subsidiary of the Bank of New York Mellon (“Pershing”). The broker-dealer operations of ICC have been conducted in compliance with all material requirements of the Exchange Act, the rules and regulations of the Commission, FINRA and any other applicable state securities regulatory authority or self-regulatory organization; including, but not limited to (i) establishing financial and operational controls and supervisory procedures in material compliance with all applicable legal and regulatory requirements; and (ii) maintaining required minimum net capital and net capital in excess of levels that may require “early warning” notice to the Commission, FINRA or any other self-regulatory organization. Neither ICC nor any person associated with ICC is or has been subject to statutory disqualification, as those terms are defined in Section 3(a) of the Exchange Act. ICC has not submitted any early warning notice to the Commission or FINRA and has not had any restriction on its business activities imposed upon it based upon the sufficiency of its net capital.  ICC has (A) filed all reports, registrations, statements and certifications, together with any amendments required to be made prior to the date hereof with (i) the Commission, (ii) FINRA, and (iii) any other applicable state securities regulatory authority or self-regulatory organization and (B) obtained all necessary regulatory approvals that may be required in connection with the sale of the Shares contemplated hereby.

             Any certificate signed by an officer of the Company and delivered to the Underwriter or to counsel for the Underwriter shall be deemed to be a representation and warranty by the Company to the Underwriter as to the matters set forth therein.

(b)    Representations and Warranties of the Selling Stockholders.  Each Selling Stockholder, severally and not jointly, represents, warrants and covenants to the Underwriter and the QIU as follows:

(i)  The Underwriting Agreement.  This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

(ii)  Title to Shares to be Sold.  The Selling Stockholder is and on the Closing Date will be the record and beneficial owner of, and has good and valid title to, the Shares to be sold by it free and clear of all liens, encumbrances, equities or claims, and assuming that the purchasers acquire their interest in the Shares to be sold by the Selling Stockholder they have purchased without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”), such purchasers that have purchased such Shares delivered on the date hereof by account entry at Pershing by making payment therefor, as provided herein, and that have had such Shares credited to the securities account or accounts of such purchasers maintained with Pershing will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Shares purchased by such purchaser, and no action based on an adverse claim, may be asserted against such purchaser with respect to such Shares.

(iii)       All Authorizations Obtained.  The Selling Stockholder has the legal right and power, and all authorizations and approvals required by law to enter into this Agreement, to sell, transfer and deliver all of the Shares which may be sold by the Selling Stockholder pursuant to this Agreement and to comply with its other obligations hereunder and thereunder.

(iv)       Non-Contravention; No Further Authorizations or Approvals Required.  The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, this Agreement (i) will not conflict with or constitute a breach of, or Default under or require the consent of a party to, any agreement or instrument to which the Selling Stockholder is a party or by which it is bound or under which it is entitled to any right or benefit and (ii) will not result in any violation of any statute, law, regulation, order or decree applicable to the Selling Stockholder of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Selling Stockholder or its properties.  No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the consummation by the Selling Stockholder of the transactions contemplated in this Agreement, except such as have been obtained or made and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from FINRA.

(vi)  No Registration or Other Similar Rights.  The Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement.

(vii)   No Further Consents, etc.  No consent, approval or waiver is required under any instrument or agreement to which the Selling Stockholder is a party or by which it is bound or under which it is entitled to any right or benefit, in connection with the public offering by the Underwriter of any of the Shares which may be sold by the Selling Stockholder under this Agreement or the consummation by the Selling Stockholder of any of the other transactions contemplated hereby.

(viii) No Price Stabilization or Manipulation.  The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(ix)    No Inside Information.  The Selling Stockholder is not prompted to sell shares of Common Stock by any information concerning the Company which is not set forth in the Registration Statement and the Disclosure Package.

(x)    No Free Writing Prospectuses.  The Selling Stockholder represents that it has not prepared or had prepared on its behalf or used or referred to, any Free Writing Prospectus, and represents that it has not distributed any written materials in connection with the offer or sale of the Shares.

(xi)    Disclosure.  The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date, the Disclosure Package, as then amended or supplemented by the Company, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that this paragraph (xi) shall only apply to the extent that any statements or omissions in the Registration Statement, the Disclosure Package or the Prospectus are based on written information furnished to the Company by the Selling Stockholder specifically for use therein or contained in a representation or warranty given by the Selling Stockholder in this Agreement or the Custody Agreement and Power of Attorney (collectively, the “Selling Stockholder Information”).

Any certificate signed by or on behalf of any Selling Stockholder and delivered to the Underwriter or to counsel for the Underwriter shall be deemed to be a representation and warranty by such Selling Stockholders to the Underwriter as to the matters covered thereby (with respect to such Selling Stockholder).

Section 2.  Appointment of the Underwriter; Delivery of the Shares.

(a)    The Offering.  The Selling Stockholders hereby appoint the Underwriter as their sole and exclusive agent for the purpose of selling, in accordance with the terms and conditions hereof, the Shares. The Underwriter hereby accepts such agency and agrees to use its best efforts to sell the Shares on said terms and conditions.  Subject to the conditions herein set forth, the Selling Stockholders, severally and not jointly, agree to sell up to 3,608,820 Shares in the Offering. All Shares to be offered and sold in the Offering shall be sold through the Underwriter, as agent for the Selling Stockholders, to the public and the Underwriter agrees to use its best efforts to sell the Shares as agent for the Selling Stockholders, at the price per share set forth on the cover page of the Prospectus (the “Offering Price”). In consideration for the Underwriter’s efforts under this Section, the Selling Stockholders agree to pay the Underwriter a commission (“Selling Commission”) equal to 4.75% of the Offering Price of all Shares sold through the Underwriter in the Offering. It shall be the Underwriter’s responsibility to compensate any selected dealers out of the commissions that it receives from the Selling Stockholders.  The Underwriter agrees to pay to the QIU on the Closing Date as compensation for the services of the QIU hereunder $125,000 out of the commissions that it receives from the Selling Stockholders. The Company agrees to pay to the QIU on the Closing Date as compensation for the services of the QIU hereunder $375,000 (such aggregate compensation being referred to herein as the “QIU Compensation”).  The Underwriter may reject any offer to purchase the Shares made through the Underwriter or a selected dealer in whole or in part, and any such rejection shall not be deemed a breach of the Underwriter’s agreement contained herein.  This is strictly a “best efforts” offering and there is no minimum contingency of a specific number of Shares which must be sold prior to proceeding with a closing and the Underwriter is not required to purchase any Shares that are not sold to the public or for which buyers have not paid in the Offering.  The Selling Stockholders will not sell or agree to sell any of the Shares otherwise than through the Underwriter until after the Closing Date (as defined below).  In the event any of the Selling Stockholders, the Company or any of its executive officers is contacted directly or indirectly by prospective purchasers of the Shares, the Company will promptly forward the names of such prospective purchasers to the Underwriter.

(b)    The Closing Date.  Delivery of certificates for the Shares and payment therefor shall be made at the offices of Mayer Brown LLP, 71 South Wacker Drive, Chicago, Illinois  60606 (or such other place as may be agreed to by the Company and the Underwriter) at 9:00 a.m. New York time, on August 2, 2011, or such other time and date not later than 1:30 p.m. New York time, on August 9, 2011, as the Underwriter shall designate by notice to the Company (the time and date of such closing are called the “Closing Date”).

(c)    Public Offering of the Shares.  The Underwriter hereby advises the Company and the Selling Stockholders that the Underwriter intends to offer for sale to the public, as described in the Prospectus, the Shares as soon after this Agreement has been executed as the Underwriter, in its sole judgment, has determined is advisable and practicable.

(d)    Payment for the Shares.  Payment for the Shares shall be made at the Closing Date by (i) account entry at Pershing, or (ii) wire transfer of immediately available funds to the order of the Selling Stockholders.

The Selling Stockholders hereby agree that they will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Shares, or otherwise in connection with the performance of the Selling Stockholders’ obligations hereunder.

(e)    Delivery of the Shares.  Delivery of the Shares shall be made through the facilities of The Depository Trust Company unless the Underwriter shall otherwise instruct.  Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriter.

(f)     Delivery of Prospectus to the Underwriter.  Not later than 10:00 a.m. on the second business day following the date the Shares are first released by the Underwriter for sale to the public, the Company shall deliver or cause to be delivered, copies of the Prospectus in such quantities and at such places as the Underwriter shall request.

Section 3.  Covenants.

(a)    Covenants of the Company.  The Company covenants and agrees with the Underwriter as follows:

(i)     Underwriter’s Review of Proposed Amendments and Supplements.  During the period beginning on the Applicable Time and ending on the later of the Closing Date or such date, as in the opinion of counsel for the Underwriter, the Prospectus is no longer required by law to be delivered in connection with sales by the Underwriter or dealer, including in circumstances where such requirement may be satisfied pursuant to Rule 172 (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement, the Disclosure Package or the Prospectus, subject to Section 3(a)(v), the Company shall furnish to the Underwriter for review a copy of each such proposed amendment or supplement, and the Company shall not file or use any such proposed amendment or supplement to which the Underwriter reasonably objects.

(ii)      Securities Act Compliance.  After the date of this Agreement, the Company shall promptly advise the Underwriter in writing (i) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (ii) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (iii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, (iv) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order or notice preventing or suspending the use of the Registration Statement, any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes.  The Company shall use its best efforts to prevent the issuance of any such stop order or notice of prevention or suspension of such use.  If the Commission shall enter any such stop order or issue any such notice at any time, the Company will use its best efforts to obtain the lifting or reversal of such order or notice at the earliest possible moment, or, subject to Section 3(a)(i), will file an amendment to the Registration Statement or will file a new registration statement and use its best efforts to have such amendment or new registration statement declared effective as soon as practicable.  Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b) and 430A, as applicable, under the Securities Act, including with respect to the timely filing of documents thereunder, and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

(iii)    Exchange Act Compliance.  During the Prospectus Delivery Period, the Company will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.

(iv)    Amendments and Supplements to the Registration Statement, Disclosure Package and Prospectus and Other Securities Act Matters.  If, during the Prospectus Delivery Period, any event or development shall occur or condition exist as a result of which the Disclosure Package or the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading, or if it shall be necessary to amend or supplement the Disclosure Package or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading, or if in the opinion of the Underwriter it is otherwise necessary or advisable to amend or supplement the Registration Statement, the Disclosure Package or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, or to file a new registration statement containing the Prospectus, in order to comply with law, including in connection with the delivery of the Prospectus, the Company agrees to (i) notify the Underwriter of any such event or condition and (ii) promptly prepare (subject to Section 3(a)(i) and 3(a)(v) hereof), file with the Commission (and use its best efforts to have any amendment to the Registration Statement or any new registration statement to be declared effective) and furnish at its own expense to the Underwriter and to dealers, amendments or supplements to the Registration Statement, the Disclosure Package or the Prospectus, or any new registration statement, necessary in order to make the statements in the Disclosure Package or the Prospectus as so amended or supplemented, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading or so that the Registration Statement, the Disclosure Package or the Prospectus, as amended or supplemented, will comply with law.

(v)    Permitted Free Writing Prospectuses.  The Company represents that it has not made, and agrees that, unless it obtains the prior written consent of the Underwriter, it will not make, any offer relating to the Shares that constitutes or would constitute an Issuer Free Writing Prospectus or that otherwise constitutes or would constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act) or a portion thereof required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act; provided that the prior written consent of the Underwriter hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule B hereto and any electronic road show.  Any such free writing prospectus consented to by the Underwriter is hereinafter referred to as a “Permitted Free Writing Prospectus”.  The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(vi)    Copies of any Amendments and Supplements to the Prospectus.  The Company agrees to furnish the Underwriter, without charge, during the Prospectus Delivery Period, as many copies of the Prospectus and any amendments and supplements thereto (including any documents incorporated or deemed incorporated by reference therein) and the Disclosure Package as the Underwriter may request.

(vii)   Copies of the Registration Statement and the Prospectus.  The Company will furnish to the Underwriter and counsel for the Underwriter signed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each preliminary prospectus, the Prospectus and any supplement thereto and the Disclosure Package as the Underwriter may reasonably request.

(vii)   Blue Sky Compliance.  The Company shall cooperate with the Underwriter and counsel for the Underwriter to qualify or register the Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions designated by the Underwriter, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Shares.  The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation, other than those arising out of the offering or sale of the Shares in any jurisdiction where it is not now so subject.  The Company will advise the Underwriter promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(viii)  Earnings Statement.  As soon as practicable, the Company will make generally available to its security holders and to the Underwriter an earnings statement (which need not be audited) covering the twelve-month period beginning with the Company’s first full fiscal quarter commencing after the date hereof that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

(ix)    The Company will use its reasonable best efforts to maintain the listing of the Shares on NYSE AMEX.

(x)    Agreement Not to Offer or Sell Additional Shares.  During the period commencing on the date hereof and ending on the 180th day following the date of the Prospectus, the Company will not, without the prior written consent of the Underwriter (which consent may be withheld at the sole discretion of the Underwriter), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of), or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock, options or warrants to acquire shares of the Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than as contemplated by this Agreement with respect to the Shares); provided, however, that the Company may issue shares of its Common Stock or options to purchase its Common Stock, or Common Stock upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus, but only if the holders of such shares, options, or shares issued upon exercise of such options, agree in writing not to sell, offer, dispose of or otherwise transfer any such shares or options during such 180-day period without the prior written consent of the Underwriter (which consent may be withheld at the sole discretion of the Underwriter).  Notwithstanding the foregoing, if (x) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or (y) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed in this clause shall continue to apply until the expiration of the 18-day period beginning on the date of the issuance of the earnings release or the occurrence of the material news or material event.  The Company will provide the Underwriter and each individual subject to the restricted period pursuant to the lockup letters described in Section 5(h) with prior notice of any such announcement that gives rise to an extension of the restricted period.

(xi)  Future Reports to the Underwriter.  During the period of five years hereafter the Company will furnish to the Underwriter (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission (unless publicly available on EDGAR), FINRA or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock.

(xi)    No Manipulation of Price.  The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Shares.

(b)    Covenants of the Selling Stockholders.  Each Selling Stockholder covenants and agrees with the Underwriter:

(i)     Delivery of Form W-9.  To deliver to the Underwriter prior to the Closing Date a properly completed and executed United States Treasury Department Form W-9.

(ii)     Notification of Material Changes.  During the Prospectus Delivery Period, the Selling Stockholder will advise the Underwriter promptly, and if requested by the Underwriter, will confirm such advice in writing, of any change in information in the Registration Statement, the Prospectus or any Free Writing Prospectus or any amendment or supplement thereto relating to the Selling Stockholder.

(iii)    No Free Writing Prospectuses.  The Selling Stockholder agrees that it will not prepare or have prepared on its behalf or use or refer to, any Free Writing Prospectus, and agrees that it will not distribute any written materials in connection with the offer or sale of the Shares.

(iv)    Lock-Up.  The Selling Stockholder will not, (and will cause any spouse or immediate family member of the Selling Stockholder living in the Selling Stockholder’s household not to), without the prior written consent of Sterne, Agee & Leach, Inc. (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of) including the filing (or participation in the filing of) of a registration statement with the Commission in respect of, any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the Selling Stockholder (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date (i) with respect to one-half of the number of shares of Common Stock held by the Selling Stockholder immediately after giving effect to the transactions contemplated by this Agreement or thereafter acquired, 90 days, (ii) with respect to one-quarter of the number of shares of Common Stock held by the Selling Stockholder immediately after giving effect to the transactions contemplated by this Agreement or thereafter acquired, 135 days and (iii) with respect to one-quarter of the number of shares of Common Stock held by the Selling Stockholder immediately after giving effect to the transactions contemplated by this Agreement or thereafter acquired, 180 days (each such period, a “Lock-Up Period”).  The foregoing restrictions shall not apply to (i) transfers of shares of Common Stock or options to purchase Common Stock made as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound by the restrictions of this subsection (iv), (ii) transfers of Common Stock or options to purchase Common Stock made to any trust for the direct or indirect benefit of the Selling Stockholder or the immediate family of the Selling Stockholder, provided that the trustee of the trust agrees to be bound by the restrictions of this subsection (iv), provided further that any such transfer shall not involve a disposition for value, and (iii) transfer of shares of Common stock, for value or otherwise, to the Company.  In addition, the Selling Stockholder agrees that, without the prior written consent of Sterne, Agee & Leach, Inc., it will not, during the applicable Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.  If (i) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the applicable Lock-Up Period, or (ii) prior to the expiration of the applicable Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the applicable Lock-Up Period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the date of the issuance of the earnings release or the occurrence of the material news or material event, unless Sterne, Agee & Leach, Inc. waives, in writing, such extension.  The Selling Stockholder hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this subsection (iv) during the period from the date of this Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to the previous paragraph) has expired.  The Selling Stockholder also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the Selling Stockholder except in compliance with the foregoing restrictions.

The Underwriter may, in its sole discretion, waive in writing the performance by the Company or any Selling Stockholder of any one or more of the foregoing covenants or extend the time for their performance.

Section 4.  Payment of Expenses.  The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock, (iii) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each Issuer Free Writing Prospectus, each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement, (v) all filing fees, attorneys’ fees and expenses incurred by the Company or the Underwriter in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, and, if requested by the Underwriter, preparing and printing a “Blue Sky Survey” or memorandum, and any supplements thereto, advising the Underwriter of such qualifications, registrations and exemptions, (vi) the filing fees incident to FINRA’s review and approval of the Underwriter’s participation in the offering and distribution of the Shares, (vii) the fees and expenses associated with listing of the Shares on the NYSE AMEX, (viii) all transportation and other expenses incurred in connection with presentations to prospective purchasers of the Shares, (ix) all other fees, costs and expenses referred to in Part II of the Registration Statement and (x) the fees or expenses of counsel to the Selling Stockholders.   The Underwriter agrees to pay to the QIU on the Closing Date $125,000 of the QIU Compensation out of the commissions that it receives from the Selling Stockholders and the Company agrees to pay to the QIU on the Closing Date $375,000 of the QIU Compensation.  Except as provided in this Section 4, Section 6, Section 8 and Section 9 hereof, the Underwriter shall pay its own expenses, including the fees and disbursements of its counsel.

This Section 4 shall not affect or modify any separate, valid agreement relating to the allocation of payment of expenses between the Company and the Underwriter, or between the Company or the Underwriter, on the one hand, and the Selling Stockholders, on the other hand.

Section 5.  Conditions of the Obligations of the Underwriter.  The obligations of the Underwriter to offer the Shares on a best-efforts basis as provided herein shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders set forth in Section Sections 1(a) and 1(b), respectively, hereof as of the date hereof and as of the Closing Date as though then made, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the timely performance by the Company and the Selling Stockholders of their respective covenants and other obligations hereunder, and to each of the following additional conditions:

(a)    Compliance with Registration Requirements; No Stop Order; No Objection from FINRA.  For the period from and after effectiveness of this Agreement and prior to the Closing Date:

(i)  the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective;

(ii)  all material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time periods prescribed for such filings under such Rule 433;

(iii)  no stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission; and

(iv)  FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(b)    No Material Adverse Change.  For the period from and after the date of this Agreement and prior to the Closing Date:

(i)  no event or condition of a type described in Section 1(a)(xi) hereof shall have occurred or shall exist, the effect of which in the judgment of the Underwriter makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the terms and in the manner contemplated by this Agreement, the Disclosure Package and the Prospectus;

(ii)  there shall not have been any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 5 which is, in the sole judgment of the Underwriter, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Registration Statement and the Prospectus.

(c)    Opinions of Counsel for the Company and the Selling Stockholders.  On the Closing Date, the Underwriter and the QIU shall have received the favorable opinion of Drinker, Biddle & Reath LLP, counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit A-1.  On the Closing Date, the Underwriter and the QIU shall have received the favorable opinion of Douglas C. Leonard, Esq., counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit A-2. On the Closing Date, the Underwriter and the QIU shall have received the favorable opinion of Day Pitney LLP, counsel for the Selling Stockholders, dated as of such Closing Date, the form of which is attached as Exhibit B.

(d)    Opinion of Counsel for the Underwriter.  On the Closing Date, the Underwriter and the QIU shall have received the favorable opinion of Mayer Brown LLP, counsel for the Underwriter and the QIU, dated as of such Closing Date, in form and substance satisfactory to, and addressed to, the Underwriter and the QIU, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus (together with any supplement thereto), the Disclosure Package and other related matters as the Underwriter or the QIU may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(e)    Officers’ Certificate.  On the Closing Date, the Underwriter and the QIU shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of such Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and any amendment or supplement thereto, any Issuer Free Writing Prospectus and any amendment or supplement thereto and this Agreement, to the effect set forth in subsection (a) of this Section 5, and further to the effect that:

(i)     for the period from and after the date of this Agreement and prior to such Closing Date, there has not occurred any Material Adverse Change;

(ii)     the representations, warranties and covenants of the Company set forth in Section 1 (a) of this Agreement are true and correct on and as of the Closing Date with the same force and effect as though expressly made on and as of such Closing Date; and

(iii)    the Company has complied in all material respects with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

(f)  Comfort Letters.  On the date of this Underwriting Agreement and on the Closing Date, Marcum LLP shall have furnished to the QIU, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the QIU, in form and substance reasonably satisfactory to the QIU containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus; provided  that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

(g)    Selling Stockholders’ Certificates.  On the Closing Date, the Underwriter and the QIU shall receive written certificates executed by each of the Selling Stockholders, dated as of such Closing Date, with respect to such Selling Stockholder only to the effect that:

(i)     the signer of such certificate have carefully examined the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto and this Agreement, and that the representations, warranties and covenants of such Selling Stockholder set forth in Section 1(b) of this Agreement are true and correct on and as of the Closing Date with the same force and effect as though expressly made by such Selling Stockholder on and as of such Closing Date; and

(ii)     such Selling Stockholders have complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

(h)    Lock-Up Agreement from Certain Securityholders of the Company Other Than Selling Stockholders.  On or prior to the date hereof, the Company shall have furnished to the Underwriter an agreement in the form of Exhibit C hereto from each director and executive officer (other than any directors or executive officer who is a Selling Stockholders), and such agreement shall be in full force and effect on the Closing Date.

(i)     Non-Termination of Agreement.  That certain agreement, dated as of June 30, 2011, by and between the Company and Theodore E. Charles shall not have been terminated.

(j)     Additional Documents.  On or before the Closing Date, the Underwriter and counsel for the Underwriter shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Underwriter or the QIU by notice to the Company and the Selling Stockholders at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination.

Section 6.   Reimbursement of Underwriter’s Expenses.  If this Agreement is terminated by the Underwriter or the QIU pursuant to Section 5 or by the Underwriter pursuant to Section 11(i), or if the sale of the Shares on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or the Selling Stockholders to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Underwriter and the QIU, severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Underwriter and the QIU in connection with the proposed purchase and the offering and sale of the Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

Section 7.    Qualified Independent Underwriter.

            (a)        The QIU hereby represents and warrants to, and agrees with, the Company and the Underwriter that with respect to the offering and sale of the Shares as described in the Disclosure Package and the Prospectus:

(i)         the QIU constitutes a “qualified independent underwriter” within the meaning of Rule 5121(f)(12);

(ii)        the QIU has participated in the preparation of the Disclosure Package and the Prospectus and has exercised the usual standards of “due diligence” in respect thereto; and

(iii)       the QIU has undertaken the legal responsibilities and liabilities of an underwriter under the Securities Act specifically including those inherent in Section 11 thereof.

            (b)        The QIU hereby consents to the references to it as set forth under the caption “Underwriting — Conflicts of Interest” in the Disclosure Package and the Prospectus.

            (c)        The Company agrees to cooperate with the Underwriter and the QIU to enable the Underwriter to comply with Rule 5121 and the QIU to perform the services contemplated by this Agreement.

Section 8.  Indemnification.

(a)    Indemnification by the Company.  The Company agrees to indemnify and hold harmless the Underwriter, its directors, officers, employees and agents, and each person, if any, who controls the Underwriter within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter, director, officer, employee, agent or controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A, Rule 430B or Rule 430C under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or any “road show” (as defined in Rule 433) not constituting an Issuer Free Writing Prospectus (a “Non-IFWP Road Show”), or the omission or alleged omission therefrom of a material fact, in each case, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to reimburse the Underwriter, its officers, directors, employees, agents and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by the Underwriter) as such expenses are reasonably incurred by such Underwriter, or its officers, directors, employees, agents or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or any Non-IFWP Road Show.  The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.

(b)    Indemnification by the Selling Stockholders.  Each of the Selling Stockholders, severally and not jointly, agrees to indemnify and hold harmless the Underwriter, its directors, officers, employees and agents, and each person, if any, who controls the Underwriter within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter, director, officer, employee, agent or controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A, Rule 430B or Rule 430C under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or any “road show” (as defined in Rule 433) not constituting an Issuer Free Writing Prospectus (a “Non-IFWP Road Show”), or the omission or alleged omission therefrom of a material fact, in each case, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to reimburse the Underwriter, its officers, directors, employees, agents and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by the Underwriter) as such expenses are reasonably incurred by such Underwriter, or its officers, directors, employees, agents or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall apply only to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with the Selling Stockholder Information of such Selling Stockholder; and provided, further, that the liability of each Selling Stockholder under this paragraph and under Section 9 shall be limited to an amount equal to the aggregate gross proceeds after underwriting commissions and discounts, but before expenses, to such Selling Stockholder from the sale of Shares by it.  The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that a Selling Stockholder may otherwise have.

(c)    Indemnification of the Company, its Directors and Officers and the Selling Stockholders.  The Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, the Selling Stockholders and each person, if any, who controls the Company or the Selling Stockholders within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer, Selling Stockholder or controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or any Non-IFWP Road Show, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or any Non-IFWP Road Show, in reliance upon and in conformity with written information furnished to the Company and the Selling Stockholders by the Underwriter expressly for use therein; and to reimburse the Company, or any such director, officer, Selling Stockholders or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer, Selling Stockholders or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.  The Company and the Selling Stockholders, each hereby acknowledge that the only information that the Underwriter have furnished to the Company and the Selling Stockholders expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or any Non-IFWP Road Show are the statements set forth under the sub-heading “Stabilization Transactions” under the caption “Underwriting” in the Prospectus.  The indemnity agreement set forth in this Section 8(c) shall be in addition to any liabilities that the Underwriter may otherwise have.

(d)    Notifications and Other Indemnification Procedures.  Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the failure to so notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above or paragraph (f) below unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above.  In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, upon advice from it counsel, that a conflict is reasonably likely to arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (other than local counsel), reasonably approved by the indemnifying party (or by the Underwriter in the case of Section 8(c)), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(e)    Settlements.  The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, which shall not be withheld unreasonably, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(f)     The Company agrees to indemnify and hold harmless the QIU, its officers and employees and each person, if any, who controls the QIU within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages, expenses or liabilities, as incurred, arising out of or based upon the QIU’s acting as a “qualified independent underwriter” (within the meaning of Rule 5121) in connection with the offering contemplated by this Agreement, and agrees to reimburse each such indemnified person for any legal or other expense reasonably incurred by them in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense results from the gross negligence or willful misconduct of the QIU.

Section 9.  Contribution.  If the indemnification provided for in Section 8 is for any reason unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriter, on the other hand, from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriter, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriter, on the other hand, in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Stockholders, and the total underwriting discount received by the Underwriter, in each case as set forth on the front cover page of the Prospectus bear to the aggregate initial public offering price of the Shares as set forth on such cover.  The relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriter, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company or the Selling Stockholders, on the one hand, or the Underwriter, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(d), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Company, the Selling Stockholders and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriter were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, the Underwriter shall not be required to contribute any amount in excess of the underwriting commissions received by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriter’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A and the Selling Stockholders’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to the respective number of Shares to be sold by them.  For purposes of this Section 9, each director, officer, employee and agent of the Underwriter and each person, if any, who controls the Underwriter within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

If the indemnification provided for in Section 8(f) is unavailable or insufficient to hold harmless the QIU, then the Company shall contribute to the amount paid or payable by the QIU as a result of the losses, claims, damages or liabilities, based on the factors described in Section 9 above.   Notwithstanding anything to the contrary, the QIU shall not be responsible for any amount in excess of the compensation received by it for acting as the “qualified independent underwriter.”

Section 10.               [Intentionally Left Blank]

Section 11.  Termination of this Agreement.  Prior to the Closing Date this Agreement may be terminated by the Underwriter by notice given to the Company and the Selling Stockholders if at any time (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the NYSE AMEX, (ii) trading in securities generally on the New York Stock Exchange or the NYSE AMEX shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or FINRA; (iii) a general banking moratorium shall have been declared by federal or New York authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred; or (iv) there shall have occurred any outbreak or escalation of national or international hostilities or declaration of a national emergency or war by the United States or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Underwriter is material and adverse and makes it impracticable or inadvisable to market the Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities.  Any termination pursuant to this Section 11 shall be without liability on the part of (a) the Company or the Selling Stockholders to the Underwriter, except that in the event of termination pursuant to clause (i) above the Company and the Selling Stockholders shall be obligated to reimburse the expenses of the Underwriter and the Underwriter pursuant to Sections 4 and 6 hereof or (b) the Underwriter to the Company or the Selling Stockholders.

Section 12.  No Advisory or Fiduciary Responsibility.  The Selling Stockholders acknowledge and agree that:  (i) the offer and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Selling Stockholders, on the one hand, and the Underwriter, on the other hand, and the Selling Stockholders are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction the Underwriter is and has been acting solely as an arms’ length contractual party and is not the financial advisor or fiduciary of the Selling Stockholders or their respective affiliates, stockholders, creditors or employees or any other party; (iii) the Underwriter has not assumed and will not assume an advisory or fiduciary responsibility in favor of the Selling Stockholders with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether the Underwriter has advised or is currently advising the Selling Stockholders on other matters) and the Underwriter does not have any obligation to the Selling Stockholders with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the Underwriter and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Selling Stockholders and the Underwriter has no obligation to disclose any of such interests by virtue of any advisory or fiduciary relationship; and (v) the Underwriter has not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Selling Stockholders have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the QIU, the Selling Stockholders and the Underwriter, or any of them, with respect to the subject matter hereof.  Each of the Selling Stockholder hereby waives and releases, to the fullest extent permitted by law, any claims that the Selling Stockholders may have against the Underwriter with respect to any breach or alleged breach of agency or fiduciary duty.

Section 13.               [Intentionally Left Blank]

Section 14.  Representations and Indemnities to Survive Delivery.  The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers, of the Selling Stockholders, of the Underwriter and of the QIU set forth in or made pursuant to this Agreement (i) will remain operative and in full force and effect, regardless of any (A) investigation, or statement as to the results thereof, made by or on behalf of the Underwriter, the officers or employees of the Underwriter, or any person controlling the Underwriter, the Company, the officers or employees of the Company, or any person controlling the Company, or the Selling Stockholders, as the case may be or (B) acceptance of the Shares and payment for them hereunder and (ii) will survive delivery of and payment for the Shares sold hereunder and any termination of this Agreement.

Section 15.  Notices.  All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Underwriter:

Investors Capital Corp.
230 Broadway East
Lynnfield, Massachusetts  01940
Attention:  Corporate Counsel

If to the Company:

Investors Capital Holdings, Ltd.
230 Broadway East
Lynnfield, Massachusetts  01940
Attention:  Douglas C. Leonard

If to the Selling Stockholders:

Theodore E. Charles
2 Grove Isle
#1107
Miami, Florida 33133

If to the QIU:

Sterne Agee Group, Inc.

800 Shades Creek Pkwy, Suite 500

Birmingham, Alabama 35209

Facsimile: (205) 949-3502

Attention: Andrew R. Chambless, Esq., General Counsel

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 16.  Successors and Assigns.  This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of (i) the Company, its directors, any person who controls the Company within the meaning of the Securities Act or the Exchange Act and any officer of the Company who signs the Registration Statement, (ii) the Selling Stockholders, (iii) the Underwriter, the officers, directors, employees and agents of the Underwriter, and each person, if any, who controls the Underwriter within the meaning of the Securities Act or the Exchange Act, (iv) the QIU, the officers, directors, employees and agents of the QIU, and each person, if any, who controls the QIU within the meaning of the Securities Act or the Exchange Act and (v) the respective successors and assigns of any of the above, all as and to the extent  provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement.  The term “successors and assigns” shall not include a purchaser of any of the Shares through the Underwriter merely because of such purchase.

Section 17.  Partial Unenforceability.  The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof.  If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 18.  Governing Law Provisions.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 19.  General Provisions.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.  This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.  The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 8 and the contribution provisions of Section 9, and is fully informed regarding said provisions.  Each of the parties hereto further acknowledges that the provisions of Sections 8 and 9 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company and the Selling Stockholders the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

INVESTORS CAPITAL HOLDINGS, LTD.

By:  /s/Timothy B. Murphy______________
        Name:  Timothy B. Murphy

        Title:  President and Chief Executive Officer

SELLING STOCKHOLDERS:

/s/ Theodore E. Charles_______________

Theodore E. Charles, individually

/s/ Janice M. Charles_________________

Janice M. Charles, individually

/s/ Allison A. Charles______________ _____

Allison A.Charles, individually

The Charles Family Charitable Foundation:

By:  /s/ Theodore E. Charles

       Theodore E. Charles, Trustee

and

By: /s/ Janice M. Charles

       Janice M. Charles, Trustee

The Allison A. Charles Irrevocable Trust:

By: /s/ Daniel Carragher

       Daniel Carragher, Trustee

The Amanda J. Charles Irrevocable Trust:

By: /s/ Daniel Carrgher

       Daniel Carragher, Trustee

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Underwriter and the QIU as of the date first above written.

INVESTORS CAPITAL CORP.

By: /s/ Timothy B. Murphy
Name:  Timothy B. Murphy
Title: President

STERNE, AGEE & LEACH, INC.

By:   /s/ Joseph J. Zabik                     _________
  Name: Joseph J. Zabik
  Title: Head of Investment Banking Division

SCHEDULE A

Selling Stockholder	Maximum Number of Shares to be Sold
Theodore E. Charles....................................................................................................................................	2,947,820
Janice M. Charles.........................................................................................................................................	52,000
Allison Charles.............................................................................................................................................	1,000
The Charles Family Charitable Foundation..............................................................................................	278,000
The Allison A. Charles Irrevocable Trust................................................................................................	165,000
The Amanda J. Charles Irrevocable Trust................................................................................................	165,000
Total...............................................................................................................................................	3,608,820

SCHEDULE B

Schedule of Free Writing Prospectuses included in the Disclosure Package

1.  Free Writing Prospectus filed July 7, 2011

2.  Free Writing Prospectus filed July 8, 2011

3.  Free Writing Prospectus filed July 18, 2011

EXHIBIT A-1

[Form of Opinion of Drinker, Biddle & Reath LLP, counsel for the Company]

(i)     The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(ii)     The Registration Statement has been declared effective by the Commission under the Securities Act.  To the best knowledge of such counsel based solely on a telephone confirmation with the staff of the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission.

(iii)    The Registration Statement, the Prospectus and each amendment or supplement to the Registration Statement and the Prospectus, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or in exhibits to or excluded from the Registration Statement, as to which no opinion need be rendered) comply as to form in all material respects with the applicable requirements of the Securities Act.

(iv)    Each document filed pursuant to the Exchange Act (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed, or at the time it was amended prior to the Applicable Time, as to form in all material respects with the Exchange Act.

(v)    No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the Company’s execution, delivery and performance of the Underwriting Agreement and consummation of the transactions contemplated thereby and by the Prospectus and the Disclosure Package, except as required under the Securities Act, applicable state securities or blue sky laws and from FINRA.

(vi)    The Company’s execution, delivery and performance of the Underwriting Agreement and consummation of the transactions contemplated hereby, by the Disclosure Package and by the Prospectus (i) will not violate the Company’s certificate of incorporation or by-laws, under its charter or by‑laws, and (ii) will not result in any violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having  jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except, in the case of clause (ii) above, for such violations as would not, individually or in the aggregate, have a Material Adverse Effect.

(vii)   The Company is not, and after consummation of the transactions contemplated by the Disclosure Package and the Prospectus will not be, an “investment company” within the meaning of Investment Company Act.

(viii)  The execution and delivery of the Underwriting Agreement by the Company and the performance by the Company of its obligations thereunder will not require the Company to register as a broker or dealer under the Exchange Act or as an investment adviser under the Advisers Act.

(ix)    ICC is registered as an investment adviser under the Advisers Act and, as a result, is not required to register as investment advisers in any state of the United States.

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and representatives of the Underwriter at which the contents of the Registration Statement, the Disclosure Package and the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package or the Prospectus or the documents incorporated by reference therein (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to their attention which would lead them to believe that (i) either the Registration Statement or any amendments thereto, at the time the Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; (ii) the Prospectus, as of its date or at the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) the Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements or schedules or other financial data derived therefrom, included or incorporated by reference in the Registration Statement, the Prospectus, the Disclosure Package or any amendments or supplements thereto).

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the federal law of the United States or the law of the State of New York, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the Closing Date shall be satisfactory in form and substance to the Underwriter, shall expressly state that the Underwriter may rely on such opinion as if it were addressed to them and shall be furnished to the Underwriter) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriter; provided, however, that such counsel shall further state that they believe that they and the Underwriter are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

EXHIBIT A-2

[Form of Opinion of Douglas C. Leonard, Esq., counsel for the Company]

(i)     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

(ii)     The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

(iii)    The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

(iv)    Each significant subsidiary of the Company (as defined in Rule 405 under the Securities Act) has been incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, or lease, as the case may be, and to operate its properties and to conduct its business as described in the Disclosure Package and the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

(v)    All of the issued and outstanding capital stock of each such significant subsidiary of the Company has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or, to the best knowledge of such counsel, any pending or threatened claim.

(vi)    The Company’s authorized equity capitalization is as set forth in the Disclosure Package and the Prospectus (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Disclosure Package and the Prospectus or upon exercise of outstanding options or warrants described in the Disclosure Package and the Prospectus, as the case may be).  The authorized, issued and outstanding capital stock of the Company (including the Common Stock) conform in all material respects to the descriptions thereof incorporated by reference in the Disclosure Package and the Prospectus.  All of the outstanding shares of Common Stock (including the shares of Common Stock owned by Selling Stockholders) have been duly authorized and validly issued, are fully paid and non-assessable.

(vii)   No stockholder of the Company or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Company arising (i) by operation of the charter or by-laws of the Company or the General Corporation Law of the State of Delaware or (ii) to the best knowledge of such counsel, otherwise.

(viii)  The Shares have been approved for listing on the NYSE-Amex.

(ix)    To the best knowledge of such counsel, there are no legal or governmental actions, suits or proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein or in the Disclosure Package.

(x)    The Company’s execution, delivery and performance of the Underwriting Agreement and consummation of the transactions contemplated hereby, by the Disclosure Package and by the Prospectus will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any indenture, mortgage, loan or credit agreement, deed of trust, note, contract, franchise, lease or other agreement, obligation, condition, covenant or instrument to which the Company or such subsidiary is a party or by which it may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches, defaults, liens, charges, or encumbrances as would not, individually or in the aggregate, have a Material Adverse Effect.

(xi)       Investors Capital Corp. (“ICC”), a wholly owned subsidiary of the Company, is registered as a broker-dealer with the Commission under the Exchange Act, is duly registered or qualified as a broker-dealer in each state and jurisdiction of the United States where the conduct of its business requires such registration or qualification, except for such registration or qualification the failure of which to have been complied with would not reasonably be expected to have a Material Adverse Effect on the Company, and is a member in good standing of FINRA.

(xii)   The Company does not have any subsidiaries other than ICC that are required to register as a broker-dealer with the Commission under the Exchange Act or as an investment adviser under the Advisers Act.

In addition, such counsel shall state that he has participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and representatives of the Underwriter at which the contents of the Registration Statement, the Disclosure Package and the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package or the Prospectus or the documents incorporated by reference therein (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to his attention which would lead him to believe that (i) either the Registration Statement or any amendments thereto, at the time the Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; (ii) the Prospectus, as of its date or at the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) the Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements or schedules or other financial data derived therefrom, included or incorporated by reference in the Registration Statement, the Prospectus, the Disclosure Package or any amendments or supplements thereto).

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the federal law of the United States or the law of the State of New York, to the extent he deems proper and specified in such opinion, upon the opinion (which shall be dated the Closing Date, shall be satisfactory in form and substance to the Underwriter, shall expressly state that the Underwriter may rely on such opinion as if it were addressed to them and shall be furnished to the Underwriter) of other counsel of good standing whom he believes to be reliable and who are satisfactory to counsel for the Underwriter; provided, however, that such counsel shall further state that he believes that he and the Underwriter are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent he deems proper, on certificates of responsible officers of the Company and public officials.

EXHIBIT B

[Form of Opinion of Counsel of Day Pitney LLP, counsel for the Selling Stockholders]

(i)     the Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder;

(ii)     the execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, the Underwriting Agreement will not contravene any provision of applicable law or the constituent documents of such Selling Stockholder (if such Selling Stockholder is an entity);

(iii)    no consent, approval, authorization or order of, or qualification with, any governmental body, agency, court or self-regulatory agency is required for the performance by such Selling Stockholder of its obligations under the Underwriting Agreement, except such as may be required under the Securities Act, the Exchange Act or the securities or Blue Sky laws of any applicable jurisdiction in connection with the offer and sale of the Shares;

(iv)    immediately prior to the Closing Date, to the knowledge of such counsel, the Selling Stockholders had good and valid title to the Shares, free and clear of all liens, encumbrances, equities or claims, and good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, has been transferred to the purchasers thereof (assuming the purchasers have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code).

EXHIBIT C

[Date]

Investors Capital Corp.
230 Broadway East

Lynnfield, Massachusetts  01940

Re:       Investors Capital Holdings, Ltd. (the “Company”)

Ladies and Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company (“Common Stock”) or securities convertible into or exchangeable or exercisable for Common Stock.  The Company proposes to carry out a public offering of Common Stock on behalf of a selling stockholder (the “Offering”) for which you will act as the representatives of the underwriters.  The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company.  The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering.

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, (and will cause any spouse or immediate family member of the spouse of the undersigned living in the undersigned’s household not to), without the prior written consent of Sterne, Agee & Leach, Inc. (“Sterne Agee”) (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of) including the filing (or participation in the filing of) of a registration statement with the Securities and Exchange Commission in respect of, any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 180 days after the date of the Prospectus (the “Lock-Up Period”).  In addition, the undersigned agrees that, without the prior written consent of Sterne Agee, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

If (i) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the lock-up period, or (ii) prior to the expiration of the lock-up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the lock-up period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the date of the issuance of the earnings release or the occurrence of the material news or material event, unless Sterne Agee waives, in writing, such extension.  The undersigned hereby acknowledges that the Company has agreed in the Underwriting Agreement to provide written notice of any event that would result in an extension of the Lock-Up Period pursuant to the previous paragraph to the undersigned (in accordance with Section 15 of the Underwriting Agreement) and agrees that any such notice properly delivered will be deemed to have given to, and received by, the undersigned.  The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to the previous paragraph) has expired.  The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

___________________________________
Printed Name of Holder

___________________________________

Exhibit 99.1

 FOR IMMEDIATE RELEASE

Contact:

Robert Foney, Chief Marketing Officer

781.477.4814

rfoney@investorscapital.com

www.investorscapital.com

Investors Capital Holdings, Ltd. Announces Pricing of Secondary Common Stock Offering

Lynnfield, Mass. (July 28, 2011) – Investors Capital Holdings, Ltd. (NYSE Amex: ICH), a financial services holding company (the “Company”), announced today that it has priced a secondary public offering of 3,608,820 shares of its common stock at $4.25 per share.  The shares are being sold by its founder and Chairman of the Board, Theodore E. Charles, age 68, members of his family, family trusts and a controlled charitable foundation.  The Company will not receive any proceeds from the offering.

Investors Capital Corp., the wholly-owned broker-dealer and investment advisory subsidiary of the Company, is acting as the underwriter on a best efforts basis.

The offering is being made pursuant to the Company’s existing shelf registration statement previously filed with and declared effective by the Securities and Exchange Commission.  This press release is neither an offer to sell nor a solicitation of an offer to buy shares of common stock.  The offering of these securities will be made only by means of a prospectus and a related prospectus supplement, a copy of which may be obtained by contacting Investors Capital Corp, 230 Broadway, Lynnfield, MA 01940, Attention:  Corporate Counsel, (800) 949-1422 Ext 4636.

About Investors Capital Holdings, Ltd.:

Investors Capital Holdings, Ltd. of Lynnfield, Massachusetts is a diversified financial services holding company that operates primarily through Investors Capital Corp. Our mission is to provide premier, 5-star service and support to our valued registered representatives, including advisory programs, strategic practice management and marketing services, and technology, to help them grow their businesses and exceed their clients’ expectations. Business units include Investors Capital Corp., ICC Insurance Agency, Inc., and Investors Capital Holdings Securities Corporation. For more information, please call (800) 949-1422 x4814 or visit www.investorscapital.com.